                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



   Date of Report (Date of earliest event reported):     September 30, 1995
                                                        ----------------------



                         SunGard/(R)/ Data Systems Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                                 7379                               51-0267091
  (State or other jurisdiction of          (Primary Standard Industrial               (I.R.S. Employer
  incorporation or organization)           Classification Code Number)               Identification No.)


            1285 Drummers Lane, Wayne, Pennsylvania                 19087
            (Address of principal executive offices)              (Zip Code)



    Registrant's telephone number, including area code:     (610) 341-8700
                                                           ------------------


         --------------------------------------------------------------
         (Former name and former address, if changed since last report)
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Item 5.      Other Events
             ------------

             See press release attached hereto as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

             (a)    Financial Statements.

                    None.

             (b)    Pro Forma Financial Information.

                    None.

             (c)    Exhibits.

                    99.1   Press Release dated October 19, 1995.
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                                   SIGNATURE
                                   ---------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 20, 1995

                                             SUNGARD DATA SYSTEMS INC.



                                             By:  /s/ Michael J. Ruane
                                                  ------------------------
                                                  Michael J. Ruane
                                                  Vice President-Finance and
                                                  Chief Financial Officer
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                                 Exhibit Index
                                 -------------



Exhibit                                                              Page
-------                                                              ----

99.1   Press Release dated October 19, 1995.